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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 27, 2001

                              PETMED EXPRESS, INC.

             (Exact name of registrant as specified in its charter)

     FLORIDA                        000-28827                 65-0680967
  (State or Other                  (Commission              (IRS Employer
  Jurisdiction of                  File Number)             Identification
   Incorporation)                                                Number)


        1441 SW 29 AVENUE, POMPANO BEACH, FLORIDA            33069
             (Address of executive offices)               (Zip Code)

        Registrant's telephone number, including area code: (954) 979-5995

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)




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Item 5.  Other Events.

            On April 20, 2001, Christopher Lloyd tendered his resignation as Chief Operating Officer and Director of the Company. Menderes Akdag, Chief Executive Officer will assume his responsibilities at this time.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PetMed Express, Inc.




Date: April 27, 2001                       By: /s/ Menderes Akdag
                                               ---------------------------------
                                                   Menderes Akdag
                                                   Chief Executive Officer



















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